Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

April 24, 2024

Maxim Group LLC

300 Park Avenue, 16th Floor

New York, NY 10022

Ladies and Gentlemen:

This agreement (the “Agreement”) constitutes the agreement between Maxim Group LLC (“Maxim” or the “Placement Agent”) and INmune Bio Inc., a Nevada corporation (the “Company”), pursuant to which Maxim shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement” or the “Financing”) of registered common stock, par value $0.001 per share (the “Common Stock”), of the Company (the “Shares”) and warrants (the “Warrants”) to purchase Common Stock of the Company (the “Warrant Shares” and together with the with the Shares, the “Securities”). The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that the Placement Agent would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. The Placement Agent may, with the Company’s consent, retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement. The sale of the Securities to any Purchaser is being evidenced by a securities purchase agreement (the “Purchase Agreement”) between the Company and the Purchasers being entered into in connection with the entrance into this Agreement. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

A. Representations and Warranties of the Company. Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Purchaser in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent. Additionally, the Company represents and warrants that:

1. There are no affiliations with any Financial Industry Regulatory Authority (“FINRA”) member firm among the Company’s officers or directors, except as set forth in the Registration Statement, the Prospectus Supplement and the other documents the Company has filed or furnished with the Commission.

2. The Company acknowledges and agrees that in rendering its services hereunder, Maxim will be using and relying upon, without any independent investigation or verification thereof, all information that is or will be furnished to Maxim by or on behalf of the Company and on publicly available information, and Maxim will not in any respect be responsible for the accuracy or completeness of any of the foregoing kinds of information, and that Maxim will not undertake to make an independent appraisal of any of the assets of the Company. The Company understands that in rendering services hereunder Maxim does not provide accounting, legal or tax advice and will rely upon the advice of counsel to the Company and other advisors to the Company as to accounting, legal, tax and other matters relating to the Financing or any other transaction contemplated by this Agreement.

3. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Prospectus and the Prospectus Supplement and otherwise to carry out its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivery by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. No further action is required by the Company, the Company’s Board of Directors or the Company’s shareholders in connection therewith. Neither this Agreement nor the consummation of the transactions contemplated hereby requires the approval or consent of any Governmental Authority (as defined below) or violates or conflicts with any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”).

4. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Prospectus and Prospectus Supplement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected.

5. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities other than the Prospectus and Prospectus Supplement.

B. Covenants of the Company.

1. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent materially complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities pursuant to the Placement other than the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

2. From the date hereof until 90 days after the Closing Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or amendment or supplement thereto, other than the Prospectus Supplement, the filing of a universal shelf registration statement on Form S-3, or the filing a registration statement on Form S-8 in connection with any employee benefit plan. Notwithstanding the foregoing, this Section 1(B)(2) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance. For avoidance of doubt, shares sold pursuant to an At the Market Sales Agreement (or similar type of agreement) in an at-the-market offering, provided that the per share sales price is at least $11.00, shall be treated as an “Exempt Issuance.”

SECTION 2. COMPENSATION/PAYMENT FOR SERVICES PERFORMED; EXPENSES. In consideration for Maxim’s services hereunder, the Company shall compensate Maxim as follows:

A. The Company shall pay or cause Maxim to be paid a contingent cash placement fee (the “Placement Fee”) equal to 6.0% of the gross proceeds received by the Company from the sale of the Shares and Warrants. For avoidance of do doubt, no commissions are payable by the Company to Maxim in connection with the amounts received on exercise of the Warrants issued under the Purchase Agreement. The Placement Fee is due and payable to Maxim on the Closing Date.

B. The Company agrees to pay or cause to be paid all of its expenses incident to the performance of its obligations under this Agreement, including (i) the printing and delivery of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, issuance and delivery of the Securities, (iii) the fees and disbursements of the Company’s counsel, accountants and other advisors, (iv) any filings required to be made with FINRA (including filing fees), (v) the preparation, filing, printing and delivery to the Placement Agent of copies of each of the Registration Statement and the Prospectus Supplement and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar or trustee for the Securities, (vii) the Company’s costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, the Company’s expenses associated with the production of road show slides and graphics, fees and expenses of any Company-engaged consultants in connection with the road show presentations (which for the avoidance of doubt does not include Maxim or any of its affiliates, partners or personnel), and travel and lodging expenses of the Company and (viii) the fees and expenses (including reasonable fees and expenses of legal counsel retained by the Placement Agent) incurred by Maxim in connection with its acting as placement agent hereunder, which shall be no greater than $50,000.

SECTION 3. INDEMNIFICATION. The parties hereto agree to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Attachment A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement. For the avoidance of doubt, capitalized terms used in Attachment A that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

SECTION 4. CLOSING. The obligations of the Placement Agent are subject to the accuracy, when made, of the representations and warranties on the part of the Company contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof or thereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agent to the Company:

A. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus Supplement or otherwise) shall have been complied with. The Prospectus Supplement, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b).

B. The Placement Agent shall not have objected in writing, which objection shall not be unreasonable, to the Company on or prior to the Closing Date that the Registration Statement, the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

C. All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Purchase Agreement, the Registration Statement and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

D. The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion and negative assurance statement, addressed to the Placement Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent and Placement Agent’s legal counsel.

E. On the Closing Date, the Placement Agent shall have received a “comfort” letter from the Company’s independent registered accounting firm, dated as of such date, addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and Placement Agent’s legal counsel.

F. On the Closing Date, Placement Agent shall have received a certificate of the chief executive officer or the chief financial officer of the Company, dated as of the Closing Date to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein and in the Purchase Agreement were and are accurate in all material respects, except for such changes as are contemplated by this Agreement and except as to representations and warranties that were expressly limited to a state of facts existing at a time prior to the Closing Date, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed in all material respects. If necessary, on the Closing Date, the Placement Agent shall have also received a certificate of the chief financial officer of the Company dated as of such date providing a customary certification as to such accounting or financial matters that are included or incorporated by reference in the Registration Statement or the Prospectus Supplement that the Company’s independent registered accounting firm is unable to provide assurances on in the letter contemplated by Section 4(E) above.

G. On the Closing Date, Placement Agent shall have received a certificate of the Secretary of the Company, dated as of such date, certifying to the organizational documents, good standing in the state of incorporation of the Company and board resolutions relating to the Placement of the Securities by the Company.

H. Neither the Company nor any of its subsidiaries shall have experienced a change in the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets or liabilities, whether or not arising from transactions in the ordinary course of business, the effect of which is so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the and Prospectus Supplement.

I. The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares and Warrant Shares shall be listed and admitted and authorized for trading on the Company’s principal trading market, or an application for such listing shall have been submitted thereto, and satisfactory evidence of such action shall have been provided to the Placement Agent upon request. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Company’s principal trading market, nor, except as disclosed in the Prospectus Supplement, has the Company received any information suggesting that the Commission or the Company’s principal trading market is contemplating terminating such registration or listing.

J. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

K. FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company and outside counsel to the Company shall make any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

L. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent’s counsel pursuant to this Section 4 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent’s legal counsel, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 5. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to the conflicts of laws principles thereof. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the federal court located in New York, New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties hereto and may be enforced in any other courts to the jurisdiction of which the parties are or may be subject, by suit upon such judgment. This paragraph shall survive any termination of this Agreement, in whole or in part.

SECTION 6. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Placement Agent, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the Company’s principal trading market, which for the avoidance of doubt does not include a temporary halt in the trading of the Company’s Common Stock by the Commission or the Company principal trading market, (ii) trading in securities generally on the NYSE or Nasdaq shall have been suspended or limited or minimum prices shall have been established on such exchange, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iv) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or escalation thereof the effect of which on financial markets is such as to make it, in the sole judgment of the Placement Agent, impractical or inadvisable to proceed with the Financing or delivery of the Securities as contemplated by the Prospectus Supplement (exclusive of any amendment or supplement thereto).

If this Agreement is terminated by the Placement Agent pursuant to Section 4 or Section 6(i), the Company agrees to reimburse the Placement Agent upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Placement Agent in connection with the proposed Financing, including reasonable fees and disbursements of counsel to the Placement Agent.

SECTION 7. MISCELLANEOUS.

A. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Placement Agent and the Company. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

B. Maxim is being retained to serve as placement agent solely to the Company in connection with the Financing, and it is agreed that the engagement of Maxim is not, and shall not be deemed to be, on behalf of, and is not intended to, and will not, confer rights or benefits upon any shareholder or creditor of the Company or upon any other person or entity. No one other than the Company is authorized to rely upon this engagement of Maxim or any statements, conduct or advice of Maxim, and no one other than the Company is intended to be a beneficiary of this engagement. All opinions, advice or other assistance (whether written or oral) given by Maxim in connection with this engagement are intended solely for the benefit and use of the Company and will be treated by the Company as confidential, and no opinion, advice or other assistance of Maxim shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor shall any public or other references to Maxim (or to such opinions, advice or other assistance) be made without the express prior written consent of Maxim.

C. The Company agrees that, following the closing or consummation of a Financing, Maxim has the right to place an announcement on its website and/or advertisements in financial and other newspapers and journals at its own expense, describing its services to the Company and a general description of the Financing. In addition, the Company agrees to include in the initial press release or public announcement announcing a Financing a reference to Maxim’s role as placement agent to the Company with respect to such Financing, provided that the Company will submit a copy of any such press release or public announcement to Maxim for its prior approval, which approval shall not be unreasonably withheld or delayed.

D. The Company acknowledges and agrees that Maxim is a full-service securities firm which may be engaged at various times, either directly or through its affiliates, in various activities including, without limitation, securities trading, investment management, financing and brokerage activities and financial advisory services for companies, governments and individuals. In the ordinary course of these activities, which may conflict with the interests of the Company, Maxim and its affiliates from time-to-time may: (i) effect transactions for its own account or the accounts of its clients and hold long or short positions in debt or equity securities or other financial instruments (or related derivative instruments) of the Company or other parties which may be the subject of this engagement or any transaction contemplated hereby; (ii) have had confidential discussions with, and provided information to, clients, potential clients, financial investors or other parties in the Company’s industry (including competitors) regarding various market and strategic matters (including potential strategic alternatives or transactions that may involve the Company); and/or (iii) have performed, or sought to perform, various investment banking, financial advisory or other services for clients who may have conflicting interests with respect to the Company.

If the foregoing correctly sets forth the entire understanding and agreement between Maxim and the Company, please so indicate in the space provided for that purpose below and return an executed copy to us, whereupon this Agreement shall constitute a binding agreement as of the date first above written.

INMUNE BIO INC.

By:
Name:	David Moss
Title:	CFO

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

MAXIM GROUP LLC

By:
Name:
Title:

[Signature page to INMP Placement Agency Agreement]

ATTACHMENT A

INDEMNIFICATION, CONTRIBUTION AND

LIMITATION OF LIABILITY PROVISIONS

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person. an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Actions, whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement or any documents incorporated by reference therein (the “Incorporated Documents”), if any, which were or are filed under the Exchange Act, at any given time, as the case may be, or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Incorporated Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined to have resulted solely from such Indemnified Person’s (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Financing which were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b) Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e) The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.